AFFILIATED UNDERWRITING CHECKLIST FOR 40 ACT FUNDS (RULE 10f-3)

The completion of this Checklist by the Trading Desk and Compliance is required to ensure compliance with the SEC rule that governs a 40 Act Fund's participating in affiliated underwritings.

Name of Adviser/Subadviser:	Loomis Sayles & Company, L.P
Name of Fund: 	Franklin K2 Alternative Strategies Fund
Total Net Assets of Funds:	$98,862,059.24
Issuer:	Alta Mesa Hldgs/Financ S

Underwriter(s):	Capital One Securities Inc, Citigroup Global Markets Inc,
ING Financial Markets LLC, Morgan Stanley, Natixis/New York NY, TD Securities, Wells Fargo Securities LLC, BOK Financial Securities Inc

Affiliated Underwriter in the Syndicate: Natixis/ New York NY

Date of Purchase:	11/30/2016

Date of Offering:	11/30/2016

Amount of Purchase:  	$2,885,000.00

Purchase Price:	$100.00

Commission or Spread:	1.75%

Check that all the following conditions have been met (any exceptions must be discussed with Compliance prior to participating in the underwriting):

__x___	The securities are (i) part of an issue registered under the
Securities Act of
1933 (the "1933 Act") that is being offered to the public, (ii) part of an issue of government securities as defined under the Investment Company Act of 1940, (iii) "municipal securities" as defined under the Securities Exchange Act of 1934, (iv) sold in an offering conducted under the laws of a country other than the United States subject to certain requirements, or (v) exempt from registration under Rule
144A of the 1933 Act.

If the securities meet conditions (i), (ii), (iv) or (v):

__x___	The issuer of such securities has been in continuous operation for not less than three years (including operations  of predecessors).

Issuer was founded prior to 2013.

If the securities meet condition (iii):

__x___ such securities are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and are either subject to no greater than moderate credit risk or, if the issuer of the municipal securities (or the entity supplying revenues or other payments from which the issue is to be paid) has been in continuous operation for less than three years
(including any predecessors), subject to a minimal or low amount of credit risk (with the determination as to whether the issue of municipal securities meets the preceding criteria having been made by the investment adviser and/or subadviser of the relevant fund).

__x___The securities were purchased prior to the end of the first day of which any sales were made and the purchase price did not exceed the offering price (or fourth day before termination, if a rights offering).

__x___The underwriting was a firm commitment.

__x___The commission, spread or profit was reasonable and fair compared to that being received by others for underwriting similar securities during a comparable period of time.

__x___The amount of the securities purchased by the Fund, aggregated with purchases by any other investment company advised by the Fund's investment adviser or sub-adviser, and any purchases by another account with respect to which the investment adviser or sub-adviser has investment discretion if the investment adviser or sub-adviser exercised such investment discretion with respect to the purchase did not exceed 25% of the principal amount of the offering.

__x__ No underwriter which is an affiliate of the Fund's adviser or sub-adviser was a direct or indirect participant in, or benefited
directly or indirectly 	from the purchase.

__x__	The purchase was not part of a group sale
(or part of the institutional pot), or otherwise allocated to the account of an officer, director, member of an advisory board, investment adviser or employee of the Fund or affiliated person thereof.






Trading Desk 					Compliance

Signature:						Signature:

Signed By:	Chip Bankes 			           Signed By:	Brendan Joyce

 Date:	12/31/16					Date:		12/31/16





AFFILIATED UNDERWRITING CHECKLIST FOR 40 ACT FUNDS (RULE 10f-3)

The completion of this Checklist by the Trading Desk and Compliance is required to ensure compliance with the SEC rule that governs a 40 Act Fund's participating in affiliated underwritings.

Name of Adviser/Subadviser:	Loomis Sayles & Company, L.P
Name of Fund:   Franklin K2 Alternative Strategies Fund
Total Net Assets of Funds:	$97,180,172.17
Issuer:	Ascent Resources/ ARU FIN

Underwriter(s): Barclays Bank PLC(US), BMO Capital Markets Corp,
Credit Suisse, Goldman Sachs Capital Markets, JP Morgan Securities, Natixis Securities North America Inc, ABN Amro Bank (US)/Old,
Fifth Third Securities Inc, Hancock Bank

Affiliated Underwriter in the Syndicate: Natixis

Date of Purchase:	3/29/2017

Date of Offering:          3/29/2017

Amount of Purchase:  	$88,135,000.00

Purchase Price:	$100.00

Commission or Spread:	2.00%

Check that all the following conditions have been met
(any exceptions must be discussed with
Compliance prior to participating in the underwriting):

__x___	The securities are (i) part of an issue registered
under the Securities Act of
1933 (the "1933 Act") that is being offered to the public,
(ii) part of an issue of government securities as defined under the Investment Company Act of 1940, (iii) "municipal securities" as defined under the Securities Exchange Act of 1934, (iv) sold in an offering conducted under the laws of a country other than the United States subject to certain requirements, or (v) exempt from registration under Rule 144A of the 1933 Act.

If the securities meet conditions (i), (ii), (iv) or (v):

__x___	The issuer of such securities has been in continuous operation for not less than three years (including operations  of predecessors).

Issuer was founded prior to 2014.

If the securities meet condition (iii):

__x___ such securities are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and are either subject to no greater than moderate credit risk or, if the issuer of the municipal securities (or the entity supplying revenues or other payments from which the issue is to be paid) has been in continuous operation for less than three years (including any predecessors), subject to a minimal or low amount of credit risk (with the determination as to whether the issue of municipal securities meets the preceding criteria having been made by the investment adviser and/or subadviser of the relevant fund).

__x___The securities were purchased prior to the end of the first day of which any sales were made and the purchase price did not exceed the offering price (or fourth day before termination, if a rights offering).

__x___The underwriting was a firm commitment.

__x___The commission, spread or profit was reasonable and fair compared to that being received by others for underwriting similar securities during a comparable period of time.

__x___The amount of the securities purchased by the Fund, aggregated with purchases by any other investment company advised by the Fund's investment adviser or sub-adviser, and any purchases by another account with respect to which the investment adviser or sub-adviser has investment discretion if the investment adviser or sub-adviser exercised such investment discretion with respect to the purchase did not exceed 25% of the principal amount of the offering.

__x__ No underwriter which is an affiliate of the Fund's adviser or sub-adviser was a direct or indirect participant in, or benefited directly or indirectly from the purchase.

__x__	The purchase was not part of a group sale (or part of the
institutional pot),
or otherwise allocated to the account of an officer, director, member of an advisory board, investment adviser or employee of the Fund or affiliated person thereof.






Trading Desk 					Compliance

Signature:						Signature:

Signed By:	Chip Bankes   			            Signed By:	Brendan Joyce

 Date:	3/31/17					Date:		3/31/17





AFFILIATED UNDERWRITING CHECKLIST FOR 40 ACT FUNDS (RULE 10f-3)

The completion of this Checklist by the Trading Desk and Compliance is required to ensure compliance with the SEC rule that governs a 40 Act Fund's participating in affiliated underwritings.

Name of Adviser/Subadviser:	Loomis Sayles & Company, L.P
Name of Fund:   Franklin K2 Alternative Strategies Fund
Total Net Assets of Funds:	$99,152,329.46
Issuer:	Chesapeake Energy Corp

Underwriter(s): Citigroup Global Markets Inc, Deutsche Bank Securities Inc, Merrill Lynch Pierce Fenner & Smith, Wells Fargo Securities LLC, Barclays Capital, BBVA Securities Inc, BNP Paribas Securities Corp, Credit Agricole Securities USA Inc, DNB NOR Markets Inc, Goldman Sachs, JP Morgan Securities LLC, Mizuho Securities USA Inc, Morgan Stanley & Co LLC, MUFG Securities Americas Inc, Natixis Securities North America I, Scotia
Capital USA Inc

Affiliated Underwriter in the Syndicate: Natixis Securities North America I

Date of Purchase:	12/06/2016

Date of Offering:	12/06/2016

Amount of Purchase:  	$14,709,334.60

Purchase Price:	$98.522

Commission or Spread:	1.00%

Check that all the following conditions have been met (any exceptions must be discussed with Compliance prior to participating in the underwriting):

__x___	The securities are (i) part of an issue registered under the
Securities Act of
1933 (the "1933 Act") that is being offered to the public, (ii) part of an issue of government securities as defined under the Investment Company
Act of 1940, (iii) "municipal securities" as defined under the Securities Exchange Act of 1934, (iv) sold in an offering conducted under the laws of a country other than the United States subject to certain requirements, or (v) exempt from registration under Rule 144A of the 1933 Act.

If the securities meet conditions (i), (ii), (iv) or (v):

__x___	The issuer of such securities has been in continuous operation for not less than three years (including operations  of predecessors).

Issuer was founded prior to 2013.

If the securities meet condition (iii):

__x___ such securities are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and are either subject to no greater than moderate credit risk or, if the issuer of the municipal securities (or the entity supplying revenues or other payments from which the issue is to be paid) has been in continuous operation for less than three years (including any predecessors), subject to a minimal or low amount of credit risk (with the determination as to whether the issue of municipal securities meets the preceding criteria having been made by the investment adviser and/or subadviser of the relevant fund).

__x___The securities were purchased prior to the end of the first day of which any sales were made and the purchase price did not exceed the offering price (or fourth day before termination, if a rights offering).

__x___The underwriting was a firm commitment.

__x___The commission, spread or profit was reasonable and fair compared to that being received by others for underwriting similar securities during a comparable period of time.

__x___The amount of the securities purchased by the Fund, aggregated with purchases by any other investment company advised by the Fund's investment adviser or sub-adviser, and any purchases by another account with respect to which the investment adviser or sub-adviser has investment discretion if the investment adviser or sub-adviser exercised such investment discretion with respect to the purchase did not exceed 25% of the principal amount of the offering.

__x__ No underwriter which is an affiliate of the Fund's adviser or sub-adviser was a direct or indirect participant in, or benefited directly or indirectly from the purchase.

__x__	The purchase was not part of a group sale (or part of the
institutional pot), or otherwise allocated to the account of an officer, director, member of an advisory board, investment adviser or employee of the Fund or affiliated person thereof.






Trading Desk 					Compliance

Signature:						Signature:

Signed By:	Chip Bankes   			            Signed By:	Brendan Joyce

 Date:	12/31/16					Date:		12/31/16







AFFILIATED UNDERWRITING CHECKLIST FOR 40 ACT FUNDS (RULE 10f-3)

The completion of this Checklist by the Trading Desk and Compliance is required to ensure compliance with the SEC rule that governs a 40 Act Fund's participating in affiliated underwritings.

Name of Adviser/Subadviser:	Loomis Sayles & Company, L.P
Name of Fund:   Franklin K2 Alternative Strategies Fund
Total Net Assets of Funds:	$96,764,630.04
Issuer:	Halcon Resources Corp

Underwriter(s): Bank of America Merrill Lynch, Barclays Capital, BMO Capital Markets Corp, Goldman Sachs, JP Morgan Securities, RBC Capital Markets, Wells Fargo Securities LLC, Capital One Securities Inc, Credit Suisse Securities USA LLC, Natixis Securities North America Inc, Suntrust Bank, BNP Paribas, Comerica Securities, ING Financial Markets LLC

Affiliated Underwriter in the Syndicate: Natixis

Date of Purchase:	2/09/2017

Date of Offering:	2/09/2017

Amount of Purchase:  	$7,715,000.00

Purchase Price:	$100.00

Commission or Spread:	1.75%

Check that all the following conditions have been met (any exceptions must be discussed with Compliance prior to participating in the underwriting):

___x___The securities are (i) part of an issue registered under the Securities Act of 1933 (the "1933 Act") that is being offered to the public, (ii) part of an issue of government securities as defined under the Investment Company Act of 1940, (iii) "municipal securities" as defined under the Securities Exchange Act of 1934, (iv) sold in an offering conducted under the laws of a country other than the United States subject to certain requirements, or (v) exempt from registration under Rule 144A of the 1933 Act.

If the securities meet conditions (i), (ii), (iv) or (v):

___x___	The issuer of such securities has been in continuous operation for not less than three years (including operations  of predecessors).

Issuer was founded prior to 2014.

If the securities meet condition (iii):

___x___ such securities are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and are either subject to no greater than moderate credit risk or, if the issuer of the municipal securities (or the entity supplying revenues or other payments from which the issue is to be paid) has been in continuous operation for less than three years (including any predecessors), subject to a minimal or low amount of credit risk (with the determination as to whether the issue of municipal securities meets the preceding criteria having been made by the investment adviser and/or subadviser of the relevant fund). ___x___The securities were purchased prior to the end of the first day of which any sales were made and the purchase price did not exceed the offering price (or fourth day before termination, if a rights offering).

___x___The underwriting was a firm commitment.

___x___The commission, spread or profit was reasonable and fair compared to that being received by others for underwriting similar securities during a comparable period of time.

___x___The amount of the securities purchased by the Fund, aggregated with purchases by any other investment company advised by the Fund's investment adviser or sub-adviser, and any purchases by another account with respect to which the investment adviser or sub-adviser has investment discretion if the investment adviser or sub-adviser exercised such investment discretion with respect to the purchase did not exceed 25% of the principal amount of the offering.

___x___No underwriter which is an affiliate of the Fund's adviser or
sub-adviser 			was a direct or indirect participant in, or
benefited directly or indirectly 			from the purchase.

___x___	The purchase was not part of a group sale (or part of the
institutional pot), 			or otherwise allocated to the account of an officer,
director, member of an 			advisory board, investment adviser or employee of
the Fund or affiliated 			person thereof.






Trading Desk 					Compliance

Signature:						Signature:

Signed By:	Chip Bankes   			            Signed By:	Brendan Joyce

 Date:	2/28/17					Date:		2/28/17






AFFILIATED UNDERWRITING CHECKLIST FOR 40 ACT FUNDS (RULE 10f-3)

The completion of this Checklist by the Trading Desk and Compliance is required to ensure compliance with the SEC rule that governs a 40 Act Fund's participating in affiliated underwritings.

Name of Adviser/Subadviser:	Loomis Sayles & Company, L.P
Name of Fund:   Franklin K2 Alternative Strategies Fund

Total Net Assets of Funds:	$97,687,642.42
Issuer:	Latam Finance LTD

Underwriter(s):Banco BTG Pactual, Bank of America Merrill Lynch,
BNP Paribas, Credit Suisse Securities USA LLC, Natixis Securities
North America Inc, Santander Investment Securities Inc

Affiliated Underwriter in the Syndicate: Natixis

Date of Purchase:	4/06/2017

Date of Offering:          4/06/2017

Amount of Purchase:  	$7,860,000.00

Purchase Price:	$100.00

Commission or Spread:	0.275%

Check that all the following conditions have been met (any exceptions must be discussed with Compliance prior to participating in the underwriting):

___x___	The securities are (i) part of an issue registered under the
Securities Act of 1933 (the "1933 Act") that is being offered to the public,
(ii) part of an issue of government securities as defined under the Investment Company Act of 1940, (iii) "municipal securities" as defined under the Securities Exchange Act of 1934, (iv) sold in an offering conducted under the laws of a country other than the United States subject to certain requirements, or (v) exempt from registration under Rule
144A of the 1933 Act.

If the securities meet conditions (i), (ii), (iv) or (v):

___x___	The issuer of such securities has been in continuous operation for not less than three years (including operations  of predecessors).

Issuer was founded prior to 2014.

If the securities meet condition (iii):

___x___such securities are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and are either subject to no greater than moderate credit risk or, if the issuer of the municipal securities (or the entity supplying revenues or other payments from which the issue is to be paid) has been in continuous operation for less than three years (including any predecessors), subject to a minimal or low amount of credit risk (with the determination as to whether the issue of municipal securities meets the preceding criteria having been made by the investment adviser and/or subadviser of the relevant fund).

___x___The securities were purchased prior to the end of the first day of which any sales were made and the purchase price did not exceed the offering price (or fourth day before termination, if a rights offering).

___x___The underwriting was a firm commitment.

___x___The commission, spread or profit was reasonable and fair compared to that being received by others for underwriting similar securities during a comparable period of time.

___x___The amount of the securities purchased by the Fund, aggregated with purchases by any other investment company advised by the Fund's investment adviser or sub-adviser, and any purchases by another account with respect to which the investment adviser or sub-adviser has investment discretion if the investment adviser or sub-adviser exercised such investment discretion with respect to the purchase did not exceed 25% of the principal amount of the offering.

___x___No underwriter which is an affiliate of the Fund's adviser or
sub-adviser 			was a direct or indirect participant in, or benefited
directly or indirectly 			from the purchase.

___x___	The purchase was not part of a group sale
(or part of the institutional pot), 			or otherwise allocated to the
account of an officer, director, member of an 			advisory board, investment
adviser or employee of the Fund or affiliated 			person thereof.






Trading Desk 					Compliance

Signature:						Signature:

Signed By:	Chip Bankes   			            Signed By:	Brendan Joyce

Date:	4/30/17					Date:		4/30/17